Contacts:         Peter Q. Repetti
                  Chief Financial Officer
                  301-984-5087

                  Nate Wallace
                  Manager, Investor Relations
                  301-984-5059

For Immediate Release
                       MANUGISTICS ANNOUNCES THIRD QUARTER
                       RESULTS AND PRELIMINARY DISCUSSIONS
                     REGARDING POSSIBLE BUSINESS COMBINATION

         Rockville, Md., December 22, 1998 - Manugistics Group, Inc. (Nasdaq:
MANU) today reported quarterly revenues and a net loss for the three months ended November 30, 1998. In addition, the Company announced that it has been and continues to be in preliminary discussions with other companies concerning a potential business combination. However, there can be no assurance that a combination will occur or when it might occur.

         Total revenues increased 2% to $43.0 million in the third quarter from $42.2 million in the third quarter of the prior year. Software license revenues decreased 33% to $15.4 million in the third quarter from $23.0 million in the same quarter last year. Including a charge of $701,000 associated with the restructuring announced in September 1998, the Company had a net loss of $10.4 million, or $.39 loss per basic and diluted share compared to net income of $3.8 million, or $.14 per diluted share last year.

         For the nine months ended November 30, 1998, total revenues increased 17% to $137.1 million from $116.9 million in the same period of the prior year. Excluding non-recurring charges associated with the acquisition of TYECIN Systems Inc. on June 1, 1998 and the restructuring on September 24, 1998, the
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Manugistics Announces Third Quarter Results...                Page 2

Company reported a pro forma net loss of $22.4 million, or $.85 loss per basic and diluted share for the nine months ended November 30, 1998. Including these non-recurring charges for that period, the Company reported a net loss of $24.9 million, or $.95 loss per diluted and basic share, compared to net income of $8.7 million, or $.38 per basic share and $.34 per diluted share in the same period in the prior year.

         "We have experienced problems this year because of our issues with execution, new competitive forces, and some market factors affecting our clients and prospects," said William M. Gibson, chairman and chief executive officer of Manugistics. "The concern with these market factors has caused our clients and prospects to make decisions more slowly than in the past and accordingly, adversely affected our performance. However, we're beginning to notice that clients and prospects that previously delayed decisions have recently been re-engaging with us."

         "While we believe the Company's core business is sound, we are evaluating aggressive measures to further restructure our operations as part of our continuing efforts to improve execution and efficiencies, better align expenses with revenues, and enhance our sales and marketing activities to meet the challenges of the marketplace," Gibson continued. "We are continuing preliminary discussions with other companies concerning a potential business combination. We are analyzing all of our options and expect to make our decisions in January, taking into account the best interests of our shareholders, our employees, and our clients."

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Manugistics Announces Third Quarter Results...                Page 3
Company Highlights

         During the quarter, the Company made significant progress on strategic initiatives including:

o Expanded Integration Capabilities - Manugistics expanded its Open Application Integration(TM) (OAI) strategy to include a technology partnership with Enterprise Application IntegrationTM (EAI) leader, Oberon Software, Inc., and an integration lab which will enable systems integrators and software partners to rapidly build a library of certified integration software solutions or "plug-ins" to Manugistics. Partners announcing support for the OAI lab included AnswerThink Consulting Group, Catalyst, GLOVIA International, HK Systems, J.D. Edwards, MarketMAX, Inc., ObTech, POMS Corporation, Real World Technology, Revere Group, Supply Chain Solutions, SYNTRA, and The Vista Technology Group.

o    New Architecture for Supply Chain Data Warehouse and Analysis Capabilities
     - Using the powerful, scalable, and open online processing functionality of Microsoft SQL Server 7.0, Manugistics anticipates that it will deliver sophisticated supply chain data warehousing and analysis capabilities early next year. Manugistics' Supply Chain Warehouse(TM) will support ad hoc multi-dimensional browsing and reporting and will give users the ability to view, measure, and analyze the performance of the entire supply chain, adopting a closed-loop system that bridges the gap between planning, execution, and collaboration activities.

o Enhancing Internet-Based Collaboration - New capabilities were introduced in Manugistics NetWORKS(TM) to allow companies to collaboratively create and maintain joint business plans and monitor the execution of those plans. Manugistics also announced the significant success of its clients, Nabisco U.S. Foods Group and Wegmans, that reported solid sales growth resulting from a Collaborative Planning, Forecasting and Replenishment (CPFR) pilot.

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Manugistics Announces Third Quarter Results...                         Page 4

o Introduction of Midrange Affiliate Program - Manugistics unveiled a new program which is delivering its market-leading solutions to midrange companies and announced that two leading companies, AnswerThink Consulting Group and JGI, have joined its affiliate network. Manugistics has established a comprehensive program to provide solutions and services to companies with annual revenues of less than $500 million through a network of affiliate companies which will market, sell, and support Manugistics' solutions.

         Headquartered in Rockville, Md., Manugistics is the leading provider of solutions for customer-centric supply chain optimization and has the largest global client base of any supply chain provider. The company's solutions are used by more than 850 companies to improve the flow of product within and among companies from raw materials or parts through manufacturing to delivery of product to the end customer. Manugistics' solutions uniquely allow its clients to create and optimize their supply chains around their customers and are quick to implement, adapt easily to change, and deliver rapid results. Its clients include leading companies such Compaq, Harley-Davidson, Nike, Frito-Lay, Wal-Mart, DuPont, and Nortel.

Forward-Looking Statements

         This press release contains forward-looking statements that are subject to risks and uncertainties, and there are important factors that could cause actual results to differ materially from those anticipated by such statements. (Certain of such statements may be identified by use of words such as "anticipate," "believe," "estimate," "intend," "expect," or "future.") Most importantly, there are a number of important factors that could affect the Company's performance. Demand for the Company's supply chain management software products and the Company's quarterly operating results could be affected by business conditions or the general economy in domestic and international markets, the timely availability and acceptance of the Company's products, technological change, the

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Manugistics Announces Third Quarter Results...                Page 5

timing and results of the Company's longer-term initiatives, the response of prospective customers to announced or commercially available products or pricing, competitors' announcements and other marketing activities, acquisitions or marketing relationships, the length of the Company's sales cycles, or the Company's ability to integrate acquired operations and technologies rapidly and effectively. The Company's expense levels are based largely on its expectations of future revenues, and if revenues were to be below expectations (as has occurred in the first two quarters of fiscal 1999), the Company's operating results would be and have been affected. The timing of releases of the Company's software products can be affected by client needs, marketplace demands, technological advances, and competitors' activities. The expansion of the Company's operations into foreign markets, including the Asia/Pacific and South America regions, might be affected by general economic conditions in foreign countries, difficulties in staffing and managing international operations, changes in foreign currency exchange rates, and political and economic instability. For further information, please refer to the Company's Form 10-K for the year ended February 28, 1998, and other reports and documents subsequently filed with the Securities and Exchange Commission which are publicly available, copies of which may also be obtained by contacting the Company's Investor Relations department at 301-984-5409. The Company assumes no obligation to update the information contained in this press release.




                                     (more)














Manugistics, the Manugistics logo and working as one are registered trademarks and Supply Chain Warehouse, Manugistics NetWORKS, and Open Application Integration are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners. Additional information about Manugistics can be found at the Company's site on the World Wide Web, at http://www.manugistics.com.

Manugistics Announces Third Quarter Results...                Page 6

                    MANUGISTICS GROUP, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                  November 30,      February 28,
                                                     1998              1998
                                                  ------------       ---------
                                                  (Unaudited)
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                     $  5,655         $ 19,891
   Marketable securities                           28,310           62,246
   Accounts receivable - net                       56,615           59,584
   Other current assets                            12,930            5,218
                                                 --------         --------
           Total current assets                   103,510          146,939

PROPERTY AND EQUIPMENT - NET                       26,388           21,142

NONCURRENT ASSETS:
   Software development costs - net                23,190           22,986
   Intangibles and other assets - net              13,717           16,555
   Deferred tax asset                              28,009           17,593
                                                 --------         --------
TOTAL                                            $194,814         $225,215
                                                 ========         ========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                              $  4,631         $  8,918
   Accrued liabilities                             14,166           23,493
   Deferred revenue                                21,178           18,546
                                                 --------         --------
          Total current liabilities                39,975           50,957

LONG-TERM LIABILITIES                                 387              512

STOCKHOLDERS' EQUITY                              154,452          173,746
                                                 --------         --------
TOTAL                                            $194,814         $225,215
                                                 ========         ========

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
Manugistics Announces Third Quarter Results...                         Page 7

                    MANUGISTICS GROUP, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                      (In thousands, except per share data)

                                                        Three Months Ended         Nine Months Ended
                                                           November 30,               November 30,
                                                    ------------------------   -----------------------
                                                       1998          1997        1998          1997
                                                    -----------     --------   ---------     ---------
REVENUES:
   License fees                                        $15,365      $23,014     $58,617       $65,675
   Services                                             27,679       19,145      78,490        51,260
                                                    -----------     --------   ---------     ---------
     Total revenues                                     43,044       42,159     137,107       116,935
                                                    -----------     --------   ---------     ---------

OPERATING EXPENSES:
   Cost of license fees                                  3,349        2,652       9,635         7,771
   Cost of services                                     13,219        8,677      37,733        22,951
   Sales and marketing                                  25,262       14,520      73,334        42,521
   Product development                                  11,712        7,831      37,506        21,501
   General and administrative                            4,686        3,365      15,753         9,888
   Acquisition-related expenses                              -            -       3,095             -
   Restructuring costs                                     701            -         701             -
                                                    -----------     --------   ---------     ---------
     Total operating expenses                           58,929       37,045     177,757       104,632
                                                    -----------     --------   ---------     ---------

(LOSS) INCOME FROM OPERATIONS                         (15,885)        5,114    (40,650)        12,303

OTHER INCOME-NET                                           551        1,185       2,282         1,898
                                                    -----------     --------   ---------     ---------

NET (LOSS) INCOME BEFORE INCOME TAXES                 (15,334)        6,299    (38,368)        14,201

(BENEFIT) PROVISION FOR INCOME TAXES
                                                       (4,927)        2,504    (13,456)         5,493
                                                    -----------     --------   ---------     ---------

NET (LOSS) INCOME                                    $(10,407)       $3,795    $(24,912)       $8,708
                                                    ===========     ========   =========     =========

NET (LOSS) INCOME PER SHARE-BASIC                      ($0.39)        $0.16     ($0.95)         $0.38
                                                    ===========     ========   =========     =========
NET (LOSS) INCOME PER SHARE-DILUTED                    ($0.39)        $0.14     ($0.95)         $0.34
                                                    ===========     ========   =========     =========

SHARES USED IN SHARE COMPUTATION
    BASIC                                               26,520       24,288      26,285        23,101
    DILUTED                                             26,520       26,940      26,285        25,956

PRO FORMA FINANCIAL INFORMATION:
   PRO FORMA NET (LOSS) INCOME
                                                       (9,931) (a)    3,795    (22,447) (a)     8,708

   PRO FORMA (LOSS) INCOME PER SHARE-BASIC             ($0.37) (a)    $0.16     ($0.85) (a)     $0.38
                                                    ===========     ========   =========     =========
   PRO FORMA (LOSS) INCOME PER SHARE-DILUTED           ($0.37) (a)    $0.14     ($0.85)  (a)    $0.34
                                                    ===========     ========   =========     =========

SHARES USED IN SHARE COMPUTATION
    BASIC                                               26,520       24,288      26,285        23,101
    DILUTED                                             26,520       26,940      26,285        25,956
------------------------------------------------------------------------------------------------------

(a) The pro forma net income and related per share amounts for the three and nine months ended November 30, 1998 reflect the operating results of the company, excluding the impact of a non-recurring charge of $.7M for certain restructuring costs in connection with management's plan to reduce costs and improve operating efficiencies. These non-recurring costs included, among other things, severance costs and legal and accounting fees and expenses. Also, the pro forma net income and related per share amounts for the nine months ended November 30, 1998, reflect the operating results of the company, excluding the impact of a non-recurring charge of $3.1 million for certain acquisition-related expenses in connection with the business combination involving TYECIN Systems, Inc. These non-recurring costs included, among other things, investment banking, legal and accounting fees and expenses, and the write-off certain capitalized software costs that have no realizable value.
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